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                                                                 EXHIBIT 10.1(d)

                                  AMENDMENT TO
                                 ONDISPLAY, INC.
                    THIRD RESTATED INVESTOR RIGHTS AGREEMENT

      The Third Restated Investor Rights Agreement among OnDisplay, Inc. ("OnDisplay") and the investors who are parties thereto is hereby amended to add PurchasePro.com, Inc. as an "Investor" party.

      This Amendment may be executed in counterparts.

Dated as of December 21, 1999

                                            ONDISPLAY, INC.


                                            By:_________________________________


                                    INVESTORS


Funds                                      Individuals
-----                                      -----------


_____________________________              _____________________________________
                                                         Signature

By:__________________________              _____________________________________
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By:__________________________